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                                 EXHIBIT 32


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Registrant on Form 10-K for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                 STIFEL FINANCIAL CORP.
                                      (Registrant)


Date: March 12, 2004             By /s/ Ronald J. Kruszewski
                                    ------------------------
                                    Ronald J. Kruszewski
                                    (President and Chief Executive Officer)


Date: March 12, 2004             By /s/ James M. Zemlyak
                                    --------------------
                                    James M. Zemlyak
                                    (Chief Financial Officer)